Exhibit 99.1

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in 000s)

Introduction and Basis of Presentation

On February 28, 2013, AdCare Health Systems, Inc. (“AdCare” or the “Company”) and certain of its subsidiaries (together, the “Ohio ALF Sellers”) sold to CHP Acquisition Company, LLC (“CHP”), pursuant to that certain Agreement of Sale, dated October 11, 2012 and amended December 28, 2012 (as amended, the “Ohio Sale Agreement”), between the Ohio ALF Sellers and CHP, certain land, buildings, improvements, furniture, fixtures and equipment comprising the Lincoln Lodge Retirement Residence (the “Lincoln Lodge Facility”) located in Columbus, Ohio for an aggregate purchase price of $2,400 (the “Lincoln Lodge Purchase Price”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 4, 2013, on December 28, 2012, the Ohio ALF Sellers sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following assisted living facilities: (i) Hearth & Home of El Camino located in Springfield, Ohio; (ii) Hearth & Home of Van Wert located in Van Wert, Ohio; (iii) Hearth & Home at Harding located in Springfield, Ohio; and (iv) Hearth & Home at Urbana located in Urbana, Ohio for an aggregate purchase price of $16,098 ((i) through (iv), together with the Lincoln Lodge Facility, the “Sold Ohio Facilities”).

The Ohio Sale Agreement also includes the sale of Hearth & Home of Vandalia, the Company’s assisted living facility located in Vandalia, Ohio (the “Vandalia Facility”).  The closing date for the sale of the Vandalia Facility is the sooner of: (x) September 1, 2014; (y) such time that the United States Department of Housing and Urban Development (“HUD”) approves the assignment to CHP of the HUD loan with respect to the Vandalia Facility; or (z) such time as HUD informs the Company of its desire to cause the parties to terminate that certain Management Agreement, dated December 28, 2012, between affiliates of the Company and affiliates of CHP.  It is currently anticipated that the closing of the Vandalia Facility will occur in the first half of 2013. The Vandalia purchase price shall be the assumption of the HUD loan with respect to the Vandalia Facility which currently approximates $3,662.

The aggregate purchase price for all six assisted living facilities is $21,360. The purchase price consists of: (1) $6,277 in cash proceeds to the Company; (2) the repayment of the principal balance of HUD loans with respect to certain of the facilities in an aggregate amount of $7,821; (3) the assumption of the Vandalia Facility HUD loan (current principal balance of $3,662) and  (4) a secured promissory note issued by CHP to the Company in the amount of $3,600.  Cash proceeds to AdCare net of transaction costs, the payoff of accrued real estate taxes, debt prepayment penalties offset by the return of loan escrows totals approximately $6,050.

The gain on sale recognized on the sale of the four assisted living facilities that closed in December 2012 was approximately $6,975.   The estimated loss on the sale of the Lincoln Lodge Facility is approximately $161 and the anticipated gain on sale the Vandalia Facility is $250.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is presented to reflect the effect of the sale of the Sold Ohio Facilities and the Vandalia Facility as if they had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statements of operations and for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010, are based on our historical consolidated statements of operations, and gives effect as if the sales had occurred on January 1, 2010.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma condensed consolidated financial statements were: directly attributable to the sale, based upon available information and assumptions, which we consider to be reasonable, and made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operations for any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2011 and the unaudited condensed consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012.

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2012

(Amounts in 000s)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(A)
ASSETS
Current Assets:
Cash and cash equivalents	$9,884	$—	$—		$9,884
Restricted cash and cash equivalents	2,825	—	—		2,825
Accounts receivable, net of allowance of $3,099 and $1,346	30,397	—	—		30,397
Prepaid expenses and other	892	(52)	—		840
Total current assets	43,998	(52)	—		43,946

Restricted cash and investments	5,748	(893)	—		4,855
Property and equipment, net	166,708	(12,008)	—		154,700
Intangible assets — bed licenses, net	2,558	—	—		2,558
Intangible assets — lease rights, net	7,658	—	—		7,658
Goodwill	906	(906)	—		0
Escrow deposits for acquisitions	812	—	—		812
Lease deposits	1,704	—	—		1,704
Deferred loan costs, net	6,630	(295)	—		6,335
Other assets	169	—	3,600	(B)	3,769
Total assets	$236,891	$(14,154)	$3,600		$226,337

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$11,991	$(169)	$—		$11,822
Revolving credit facilities and lines of credit	1,363	—	(1,363	)(C)	—
Accounts payable	20,324	—	—		20,324
Accrued expenses	12,615	—	130	(D)	12,745
Total current liabilities	46,293	(169)	(1,233)		44,891

Notes payable and other debt, net of current portion:
Senior debt, net of discounts	134,003	(11,360)	—		122,643
Convertible debt, net of discounts	22,746	—	—		22,746
Revolving credit facilities	9,076	—	(4,687	)(C)	4,389
Other debt	887	—	—		887
Derivative liability	3,231	—	—		3,231
Other liabilities	1,728	—	—		1,728
Deferred tax liability	99	(77)	—		22
Total liabilities	218,063	(11,606)	(5,920)		200,537

Commitments and contingencies (Note 14)	—	—	—		—

Stockholders’ equity:
Preferred stock, no par value; 1,000 shares authorized; no shares issued or outstanding	—	—	—		—
Common stock and additional paid-in capital, no par value; 29,000 shares authorized; 14,657 and 12,802 shares issued and outstanding	41,002	—	—		41,002
Accumulated deficit	(19,943)	(2,548)	9,520		(12,971)
Total stockholders’ equity	21,059	(2,548)	9,520		28,031
Noncontrolling interest in subsidiaries	(2,231)	—	—		(2,231)
Total equity	18,828	(2,548)	9,520		25,800
Total liabilities and stockholders’ equity	$236,891	$(14,154)	$3,600		$226,337

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2012

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$165,793	$(6,797)	$—		$158,996
Management revenues	1,154	—	—		1,154
Total revenues	166,947	(6,797)	—		160,150

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	131,514	(4,356)	—		127,158
General and administrative	13,188	—	—		13,188
Facility rent expense	6,196	—	—		6,196
Depreciation and amortization	5,370	(357)	—		5,013
Salary retirement and continuation costs	38	—	—		38
Total expenses	156,306	(4,713)	—		151,593

Income from Operations	10,641	(2,084)	—		8,557

Other Income (Expense):
Interest expense, net	(10,312)	505	236	(G)	(9,571)
Acquisition costs, net of gains	(1,160)	—	—		(1,160)
Derivative gain (loss)	(1,342)	—	—		(1,342)
Other income (expense)	242	—	135	(H)	377
Total other income (expense), net	(12,572)	505	371		(11,696)

Income (Loss) from Continuing Operations Before Income Taxes	(1,931)	(1,579)	371		(3,139)
Income Tax Expense	(217)	268	(63	)(I)	(12)
Income (Loss) from Continuing Operations	(2,148)	(1,311)	308		(3,151)
Loss from discontinued operations	(472)	—	—		(472)
Net Income (Loss)	(2,620)	(1,311)	308		(3,623)
Net Loss Attributable to Noncontrolling Interests	1,390	—	—		1,390
Net Income (Loss) Attributable to AdCare Health Systems	$(1,230)	$(1,311)	$308		$(2,233)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.05)				$(0.13)
Discontinued Operations	(0.03)				(0.03)
	$(0.08)				$(0.16)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.05)				$(0.13)
Discontinued Operations	(0.03)				(0.03)
	$(0.08)				$(0.16)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2011

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$104,596	$(6,139)	$—		$98,457
Management revenues	1,312	—	—		1,312
Total revenues	105,908	(6,139)	—		99,769

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	84,916	(4,321)	—		80,595
General and administrative	9,358	—	—		9,358
Facility rent expense	5,787	—	—		5,787
Depreciation and amortization	2,188	(352)	—		1,836
Salary retirement and continuation costs	622	—	—		622
Total expenses	102,871	(4,673)	—		98,198

Income from Operations	3,037	(1,466)	—		1,571

Other Income (Expense):
Interest expense, net	(5,511)	614	238	(G)	(4,659)
Acquisition costs, net of gains	(789)	—	—		(789)
Derivative gain (loss)	807	—	—		807
Loss on extinguishment of debt	(136)	—	—		(136)
Other income (expense)	567	—	135	(H)	702
Total other income (expense), net	(5,062)	614	373		(4,075)

Income (Loss) from Continuing Operations Before Income Taxes	(2,025)	(852)	373		(2,504)
Income Tax Expense	(414)	145	(64	)(I)	(333)
Income (Loss) from Continuing Operations	(2,439)	(707)	309		(2,837)
Loss from discontinued operations	(285)	—	—		(285)
Net Income (Loss)	(2,724)	(707)	309		(3,122)
Net Loss Attributable to Noncontrolling Interests	1,090	—	—		1,090
Net Income (Loss) Attributable to AdCare Health Systems	$(1,634)	$(707)	$309		$(2,032)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.14)				$(0.19)
Discontinued Operations	(0.03)				(0.03)
	$(0.17)				$(0.21)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.14)				$(0.19)
Discontinued Operations	(0.03)				(0.03)
	$(0.17)				$(0.21)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$149,733	$(8,345)	$—		$141,388
Management revenues	1,620	—	—		1,620
Total revenues	151,353	(8,345)	—		143,008

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	122,219	(5,830)	—		116,389
General and administrative	13,281	—	—		13,281
Facility rent expense	7,795	—	—		7,795
Depreciation and amortization	3,938	(478)	—		3,460
Salary retirement and continuation costs	1,451	—	—		1,451
Total expenses	148,684	(6,308)	—		142,376

Income from Operations	2,669	(2,037)	—		632

Other Income (Expense):
Interest expense, net	(8,199)	818	318	(G)	(7,063)
Acquisition costs, net of gains	(1,163)	—	—		(1,163)
Derivative gain (loss)	957	—	—		957
Loss on extinguishment of debt	(141)	—	—		(141)
Other income (expense)	552	—	180	(H)	732
Total other income (expense), net	(7,994)	818	498		(6,678)

Income (Loss) from Continuing Operations Before Income Taxes	(5,325)	(1,219)	498		(6,046)
Income Tax Expense	(263)	207	(85	)(I)	(141)
Income (Loss) from Continuing Operations	(5,588)	(1,012)	413		(6,187)
Loss from discontinued operations	(1,963)	—	—		(1,963)
Net Income (Loss)	(7,551)	(1,012)	413		(8,150)
Net Loss Attributable to Noncontrolling Interests	1,387	—	—		1,387
Net Income (Loss) Attributable to AdCare Health Systems	$(6,164)	$(1,012)	$413		$(6,763)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.40)				$(0.46)
Discontinued Operations	(0.19)				(0.19)
	$(0.59)				$(0.64)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.40)				$(0.46)
Discontinued Operations	(0.19)				(0.19)
	$(0.59)				$(0.64)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Amounts in 000s, except per share data)

	Historical	Disposition	Pro Forma Adjustments		Pro Forma
		(F)
Revenues:
Patient care revenues	$48,697	$(7,419)	$—		$41,278
Management revenues	2,093	—	—		2,093
Total revenues	50,790	(7,419)	—		43,371

Expenses:
Cost of services (exclusive of facility rent, depreciation and amortization)	40,610	(5,824)	—		34,786
General and administrative	7,936	—	—		7,936
Facility rent expense	2,858	—	—		2,858
Depreciation and amortization	1,261	(485)	—		776
Total expenses	52,665	(6,309)	—		46,356

Income from Operations	(1,875)	(1,110)	—		(2,985)

Other Income (Expense):
Interest expense, net	(2,329)	849	318	(G)	(1,162)
Acquisition costs, net of gains	2,446	—	—		2,446
Derivative gain (loss)	(343)	—	—		(343)
Loss on extinguishment of debt	(228)	—	—		(228)
Other income (expense)	(25)	—	180	(H)	155
Total other income (expense), net	(479)	849	498		868

Income (Loss) from Continuing Operations Before Income Taxes	(2,354)	(261)	498		(2,117)
Income Tax Expense	(20)	45	(85	)(I)	(60)
Income (Loss) from Continuing Operations	(2,374)	(216)	413		(2,177)
Loss from discontinued operations	174	—	—		174
Net Income (Loss)	(2,200)	(216)	413		(2,003)
Net Loss Attributable to Noncontrolling Interests	(544)	—	—		(544)
Net Income (Loss) Attributable to AdCare Health Systems	$(2,744)	$(216)	$413		$(2,547)

Net Income (Loss) per Common Share — Basic:
Continuing Operations	$(0.38)				$(0.36)
Discontinued Operations	0.02				0.02
	$(0.36)				$(0.34)
Net Income (Loss) per Common Share — Diluted:
Continuing Operations	$(0.38)				$(0.36)
Discontinued Operations	0.02				0.02
	$(0.36)				$(0.34)

See accompanying notes to unaudited pro forma condensed consolidated financial statements

ADCARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in 000s)

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 reflects the following adjustments:

(A)                               Elimination of the assets associated with the Sold Ohio Facilities and the Vandalia Facility and the related debt to be paid off with proceeds from the asset sale transaction or the debt assumed by CHP.

(B)                               Recognition of the $3,600 promissory note issued by CHP to the Company.

(C)                               Receipt of net proceeds of approximately $6,050. For purposes of the pro forma adjustment, it is assumed that net cash proceeds are used to repay amounts outstanding under the Company’s revolving credit facilities and lines of credit.

(D)                               Estimated current taxes payable on the sale of the facilities. The estimated current taxes payable amount differs from such amount calculated based on statutory rates primarily due to the utilization of previously unrecognized net operating loss carry forwards.

(E)                                Adjustments to tax balances to reflect the reversal of existing deferred tax liabilities associated with the Sold Ohio Facilities.

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010 reflect the following adjustments:

(F)                                 Elimination of the operating results of the Sold Ohio Facilities and the Vandalia Facility which are included in the Company’s historical consolidated statements of operations. The interest expense related to the debt of the facilities that was paid off with the proceeds from the asset sale transaction or assumed by CHP is also eliminated in this column.

(G)                               Adjustment to interest expense to reflect the use of the cash proceeds to reduce borrowings under the Company’s revolving credit facilities and lines of credit.

(H)                              Adjustment to reflect interest income accruing at 5% on the $3,600 promissory note issued by CHP to the Company.

(I)                                   Adjustment for the income tax consequences of the elimination of pretax income pertaining to the Sold Ohio Facilities and the Vandalia Facility and pro forma adjustments at the Company’s estimated combined federal and state tax rate of 17%.

The operating results of the Sold Ohio Facilities and the Vandalia Facility reflected in the Disposition Column do not include a 5% management fee paid by the facilities to the Company as such amount is eliminated in the historical financial statements.